POLARIS INDUSTRIES INC. Annual Shareholders Meeting Thursday, April 22, 2004

GREGORY R. PALEN Chairman of the Board

POLARIS INDUSTRIES INC. Annual Shareholders Meeting Thursday, April 22, 2004

THOMAS C. TILLER President and CEO

2003 - Another Record Year 22 Consecutive Years of Earnings Growth Total company sales up 6% - record $1.6 billion ATVs up 11% Victory motorcycles up 70% Parts, garments and accessories up 10% International operations up 57% Financial services up 61% Snowmobiles PWC ATVs PG&A Victory 14 3 65 14 4 ATV 65% PG&A 14% Victory 4% Snowmobile 14% PWC 3% Percentage of Sales by Product line

2003 - Another Record Year 22 Consecutive Years of Earnings Growth Gross margins improved 60 basis points to 22.4% Earnings per share increased 12% to $2.46 per share Yield to investors increased 54% Dow Jones Nasdaq Russell 2000 S&P 500 Polaris Dow Jones Nasdaq Russell 2000 S&P 500 Polaris East 0.28 0.51 0.47 0.29 0.54 0.25 -0.07 0.42 -0.03 160 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Polaris vs. Market Indices A few setbacks Iraq delayed economic recovery PWC and snowmobile markets continued tough 28% 51% 47% 29% 54% 25% -7% 42% -3% 160% Five Year Total Return (1999-2003) One Year Total Return (2003)

2004 - A GOLDEN YEAR FOR POLARIS 50 Years of Providing Quality Products to Our Customers 1954 - The Legend Begins Hetteen brothers and David Johnson build the first snowmobile 1954 - 2003 Diversified the business over the years Snowmobiles - 1956 ATVs - 1985 Personal Watercraft - 1991 International Operations - mid-1990's Motorcycles - 1998 Retail Financial Services - 1999 Our Company Today $1.6 Billion sales in 2003 Strong balance sheet Growing opportunity in motorcycles Highly profitable (return on shareholder equity = 37% in 2003) International business is 10% of total Company and growing PG&A continues to expand Strong Brand Good market positions in snowmobiles and ATV $2 billion in market capitalization

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 512 805 1079 1157 1009 1153 1296 1393 1487.6 1521.3 1605.9 1605.9 80 Ten Year CAGR: 12% Consistent Financial Performance 5-8% range Dollars (in millions) $805 $1,079 $1,517 $1,009 $1,153 $1,296 $1,393 $1,488 $1,521 $1,606 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 0.61 0.99 1.1 1.12 1.23 1.36 1.54 1.75 1.94 2.19 2.46 2.46 0.31 Ten Year CAGR: 15% Earnings Per Share 1994-2004 (diluted) $2.65- $2.77 $0.99 $1.10 $1.12 $1.23 $1.36 $1.54 $1.75 $1.94 $2.19 $2.46 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance Note: Shares and earnings per share data have been adjusted to reflect the two-for-one stock split declared on January 22, 2004 and payable on March 8, 2004 to shareholders of record on March 1, 2004. 8-13% Increase 22 consecutive years of earnings growth 24 consecutive quarters of increased sales and earnings Sales 1994-2004

Consistent Financial Performance Debt to Total Capital Ratio 1994-2003 Ample Credit Capacity 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0.41 0.43 0.42 0.45 0.4 0.44 0.47 0.44 0.41 0.4 0.37 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06 0.05 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 43% 42% 45% 40% 44% 47% 44% 41% 40% 37% 0% 25% 18% 13% 12% 19% 19% 7% 6% 5% Return on Shareholders Equity 1994-2003 Industry-Leading

Ten Year CAGR: 11% Consistent Financial Performance 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 59 87 89 95 97 107 115 127 147 168 171 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Note: A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Cash Flow* 1993-2003

1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 1 3 2.2 3 2.4 2.2 2.4 2.4 0.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Consistent Financial Performance Cash Flow Used to Fund... Capital Investments Shares Repurchased Through March 31st, 2004 the company has repurchased 19.1 million of 23.0 million authorized for a total of $402 million. 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004* 0.22 0.3 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Dividends +48% * On January 22, 2004, the Polaris Industries Inc. Board of Directors voted to raise the 2004 quarterly dividend 48% to $0.23 per quarter $0.30 $0.32 $0.36 $0.40 $0.44 $0.50 $0.56 $0.62 $0.92 In Millions 1.0 3.0 2.2 3.0 2.4 2.2 2.4 2.4 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD East 14 40 38 52 40 49 76 73 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 In Millions $14 $40 $38 $52 $40 $49 $76 $73 Shares repurchased In dollars 1999 2000 2001 2002 2003 2004 Guidance East 65 63 54 57 61 85 10 North 45.9 46.9 45 43.9 $85-95 Million $65 $63 $54 $57 $61 } $0.22 0.5 $20

We have had a good run over past 5 years - however, we think the best is yet to come. What makes Polaris an attractive investment? (in millions) 1998* 2003 5 Year Compounded Annual Growth Rate Sales $1,152.8 $1,605.9 6.9% Net Income 70.6 110.9 9.5% Shares Outstanding (Average) 51.9 45.1 (2.8)% Earnings/Share $1.36 $2.46 12.6% Price/Earnings (P/E) ratio 14.0x 18.0x 5.2% 12/31 Share Price (split adjusted) $19.02 $44.29 18.4% Market Capitalization $987.1 $1,997.5 15.1% Total Return to Investors $10,000 $25,978 21.0% POLARIS INDUSTRIES INC. * In 1998, Polaris entered into a settlement agreement related to a trade secret infringement claim brought by Injection Research Specialists, Inc. The one- time provision for litigation loss amounted to $61.4 million, or $0.77 per diluted share in 1998. The settlement had no effect on the future operations of the Company. Excluding this charge, other operating expenses, net income and diluted net income per share for 1998 would have been $102.8 million, $70.6 million and $1.36 per share, respectively.

ATVs Motorcycles* Snow-mobiles PWC 2004 Guidance 2004 Guidance 6 6 1 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 1999 2000 2001 2002 2003 650 775 861 982 1041 Market Outlook ATVs ATV Sales Year 2003: 6% growth In Millions Opportunities/Risk 1. Opportunities: Capitalize on Sportsman line (Best Selling ATV line in the industry) Continue to grow RANGER super utility segment Successfully launch recent new products (700 EFI, ATP) 2. Risk: Competition increases promotional spending significantly Steel and Aluminum pricing continues to escalate Land Access issues grow Mid- single Digit Growth 2000 2001 2002 2003 2004 Guidance 2004 Guidance 827 827 938 1043 1043 1043 52 52 North 45.9 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 $0.7 Worldwide ATV Industry Growth $827 $827 $938 $1,043 } *Cruisers and Touring, U.S. only 11%

ATVs Motorcycles* Snow-mobiles PWC 2004 Guidance 2004 Guidance 6 6 1 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 Market Outlook Victory Victory Sales Opportunities/Risk 1. Opportunities: Continue to improve Victory dealerships Margin expansion opportunity as volume grows Maintain momentum of brand acceptance and new product introduction 2. Risks: Increased competitive pressure from major motorcycle manufacturers Consumer confidence declines Continued solid growth - mid 20% range 2000 2001 2002 2003 2004 Guidance East 18 19 34 57 57 10 North 45.9 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 $0.7 $18 $19 $34 $57 1999 2000 2001 2002 2003 Cruisers 184 220 259 308 344 Touring 65.2 80.2 90 107 143 All Motorcycles 340 420 432 514 560 Year 2003 growth for cruisers and touring combined was 5% Motorcycle Industry Growth +70% } *Cruisers and Touring, U.S. only

1999 2000 2001 2002 2003 2004 Guidance East 313 302 373 293 229 229 44 North 45.9 46.9 45 43.9 1998 1999 2000 2001 2002 2003 2004 255.9 233 213 213 206 187 181 ATVs Motorcycles* Snow-mobiles PWC 2004 Guidance 2004 Guidance 6 6 1 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 Market Outlook Snowmobiles Snowmobile Sales Opportunities/Risk 1. Opportunities: Successfully launch new Fusion and 900 RMK snowmobiles Gain back lost market share Expand on 50 years experience in the snowmobile business 2. Risk: Emissions regulations Lack of meaningful snowfall in key markets +15-20% Range Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 $0.7 Worldwide Snowmobile Industry Growth Season-end March 31 $302 $373 $293 $229 -22% } *Cruisers and Touring, U.S. only

1999 2000 2001 2002 2003 134 120 102 99 99 ATVs Motorcycles* Snow-mobiles PWC 2004 Guidance 2004 Guidance 6 6 1 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 Market Outlook Personal Watercraft Personal Watercraft Sales Opportunities/Risk 1. Opportunities: Successful launch MSX 110hp and 150hp four stroke watercraft Improve quality of product line to industry leading 2. Risks: EPA emissions regulations Continued slow industry growth Dealer engagement Modest Sales Growth 1999 2000 2001 2002 2003 2004 Guidance East 52 66 60 53 54 54 3 North 45.9 46.9 45 43.9 Estimated Worldwide Market (Dollars in Billions) $6.0 $6.0 $1.0 $0.7 Worldwide PWC Industry Growth Season-end September 30 $66 $60 $53 $54 Legislative and regulatory concerns 1% } *Cruisers and Touring, U.S. only

Snowmobiles PWC ATVs PG&A Motorcycles 43 51 6 7 4 1999 2000 2001 2002 2003 2004 Guidance 2004 Guidance East 158 180 209 203 223 223 54 13 3 North 45.9 46.9 45 43.9 Opportunities/Risk 1. Opportunities: Improve dealer merchandising of PG&A Accelerate product innovation Continue to build the "Pure Polaris" brand with new and installed customer base 2. Risks: After market suppliers All dealers not fully engaged. 3 Year CAGR: 15% Snowmobiles PWC ATVs PG&A Motorcycles 26 4 59 7 4 PWC 4% General Merchandise 7% ATV / RANGER 59% Snowmobiles 26% Victory 4% 2003 Sales Breakdown Market Outlook PG&A 2003 PG&A Sales by Product Accessories 43% Garments 6% Parts 51% + 10% Up slightly faster than base business PG&A Sales $180 $209 $203 }

Financial Services Opportunities/Risk 1. Opportunities: Increase penetration rate Expand extended service contracts and insurance Continue to educate dealer base on profit potential of financial services 2. Risks: Consumer confidence declines Rapidly rising interest rates would slow growth 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 12 9.2 9.3 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $12.5 $9.2 $9.3 Portfolio losses are within industry norm 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 547 588 581 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $547 $588 $581 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 1 4.4 13.2 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $1.0 $4.4 $13.2 2001 2002 2003 PWC 2004 Guidance 2004 Guidance 160 329 517 0.7 1043 1043 52 52 North 45.9 46.9 45 43.9 $160 $329 $517 Wholesale portfolio - Polaris Acceptance (50/50 joint venture with GE Commercial Financial) Retail portfolio (50/50 partnership with household finance) (millions) Income from PA Receivable Portfolio Income from Household Agreement Receivable Portfolio (millions) (millions) (millions) 2003 Year End: Generated $23.6 million in income in 2003 from Financial Services High return on investment 33% in 2003 Portfolio losses are within industry norms

1999 2000 2001 2002 2003 2004 Guidance East 68 86 89 98 154 183 10 North 45.9 46.9 45 43.9 Market Outlook International Business Opportunities/Risk 1. Opportunities: Execute On road Quadricycle opportunity Dealer direct opportunities in additional markets Improve overall dealer base 2. Risks: Currency fluctuations Asian competition + 57% 2003 Market $1.3 Billion Estimated Market Size For Polaris Products* $86 $89 $154 $98 International Sales * Polaris Estimate 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 13 3 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Germany Finland Russia Italy Spain Portugal Japan Others France Swdn/Norw Australia/NZ UK Polaris Subsidiaries Strong Double Digit Growth }

Product Innovation - A Polaris Strategic Advantage

ATV Product Innovation 2003 2004 Polaris Unique Feature Predator Pro(tm) steering Zero bump steer and anti-dive Smooth front suspension ATP Dumping Cargo box 3 traction options (Turf, 2x4, 4x4) with the new Versatrac system Twice the storage of most ATVs (up to 530 lbs) Sportsman 700 EFI Easy Starts in varying temperatures Steady, consistent power at all speeds and acceleration Automatic Altitude and Temperature Adjustment 15% Improvement in fuel economy. Legendary Sportsman Ride Ranger TM(tm) 1000 lbs towing capacity - the highest in its class 25 mph top speed 7.2 inches of ground clearance Seats 3 with room for the crew and gear Predator 500 Sportsman 600 (Sport ATV of the Year 2003) All-Terrain Pickup (ATP) (ATV of the Year 2003) Sportsman 700 EFI MV (Military Version) Ranger(tm) Taskmaster 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 65 35 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 65% ATVs Percentage of Sales

Victory Motorcycles Product Innovation (Cruiser of the Year 2003) 2003 2004 Polaris Unique Feature Vegas/Kingpin Powerful, 92 cubic inch Freedom V-Twin with standard electronic fuel injection Overhead cam with four values per cylinder Aluminum swing arm with rising -rate linkage rear suspension for a smooth ride Rubber mounted handlebars minimizes vibration Award winning designs Vegas Kingpin (2004 V-Twin Bike of the Year) Arlen Ness Signature Series 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 4 96 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 4% Victory Percentage of Sales of Sales of Sales of Sales of Sales

Snowmobiles Product Innovation 2004 Polaris Unique Feature 900 Fusion Rider Select Steering Superior seat design New Liberty Cleanfire(tm) 900 engine New IQ(tm) front suspension Accu-Trak(tm) 2 Skis 900 RMK Rider Select Steering Superior seat design New Liberty Cleanfire(tm) 900 engine New IQ(tm) front suspension Unique front end design for superior flotation in deep snow Series 4 track for increased traction and durability 900 Fusion 900 RMK 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 86 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 14% snowmobiles Percentage of Sales

PWC Product Innovation 2003 2004 Polaris Unique Feature MSX 140 2-stroke; 110 & 150 4-strokes 140hp Polaris marine 2-stroke direct injection engine 110hp or 150hp turbo charged 4- stroke engine PLANET sound reduction moderates exhaust sound pressure Over 33 gallons of cargo space Modified-V progressive dihedral hull for better handling and stability Polaris ESP (Enhanced Steering Performance) for off throttle steering MSX 140 2-Stroke MSX 110 4-Stroke MSX 150 4-Stroke 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 3 97 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 3% PWC Percentage of Sales

Parts Garments & Accessories Glacier Plow System: Mount plate attaches with 4 to 8 bolts Drive up, drive off Electric lift options Improved plow sales by 40% Quick Release Attachment System Simple turning block system Cargo box attaches in seconds Improved cargo box sales by +30% 14" Cast Aluminum Wheels with 14" Low Profile Tires Great New Look Industry 1st Adds 2" ground clearance Improved handling during aggressive riding 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 86 2 5 5 2 6 26 15 8 10 5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 14% PG&A Percentage of Sales

Quality and Productivity are Key to Continued Growth & Profitability Productivity continues to get better 9% reduction in Sportsman product cost in last two years Sales per employee ($ in thousands) Polaris sales per employee is nearly twice the industry average Gross Margin Percentage 1999 2000 2001 2002 2003 2003 2004 Guidance East 386 391 419 434 475 154 229 44 North 45.9 46.9 45 43.9 $386 2000 2001 2002 2003 2004 Guidance 2003 2004 Guidance East 0.207 0.206 0.218 0.224 0.224 154 229 0.015 44 North 45.9 46.9 45 43.9 Improve 20-40 Bpts } $391 $419 $434 $475 20.7% 20.6% 21.8% 22.4%

Future Research and Development Center - Wyoming, Minnesota Remain a technology leader in the industry Consolidate R&D personnel into two locations Wyoming, Minnesota Roseau, Minnesota Planning for future growth of the Company Expect completion by mid- 2005 Roseau Wyoming

Brand Loyalty - "The Way Out" Not just Machines - a Lifestyle Clubs Victory Riders Association Events Rallys Snow Tours ATV Adventure Tours Open Houses Complimentary Polaris magazine subscriptions Escape! Victory magazine Website Over 11 million visits to Polaris website in 2003 Pure Polaris PG&A More than two million Polaris machines in operation Large opportunity for increased PG&A sales Stronger Branding/Visuals/Point of Purchase displays

Improve the Dealer Network To grow the Company, we must help our dealers improve Build dealer profitability Leverage Polaris' competitive advantages Assist dealer showroom expansion through Capital Assistance Program Manage dealer inventory Provide training to dealers via Web-based interactive modules Seminars Enhanced dealer extranet Dealer Loyalty Program

Expectations for 2004 Year End 2003 results: Reported record sales and earnings 23rd consecutive quarter of increasing sales and earnings EPS up 12% on 6 % sales growth ATVs, Motorcycles, PG&A, International and Financial Services grew Higher gross margins contributed to the improvement in earnings 2004 Guidance EPS up 8% to 13% to $2.65 to $2.77 per share 5% to 8% sales growth Sales growth expected across all product lines

In Summary - The Roadmap Keep driving innovation - deliver a higher percentage of great new products Maintain strong positions in ATVs and snowmobiles Continue to drive quality improvement as #1 internal objective Continue improvements in PWC and Victory business units Expand Financial Services and PG&A Continue to drive efficiency/cost improvements via platform consolidation, making more engines internally, factory productivity, cost-efficient component sourcing, etc. Ride economic recovery Keep strengthening the team Continue improving the dealerships Execute a sensible acquisition, if attractive

2004 - A GOLDEN YEAR FOR POLARIS 50th Anniversary Celebration Schedule of Events February 2004 Stanley Cup moved from Hockey Hall of Fame in Eveleth, MN to NHL All-Star Game in St. Paul, MN on the back of a Frontier snowmobile Way Out Women Rule: 80 women participated in international relay to raise money for breast cancer research World record-breaking snowmobile ride: 844 snowmobiles moving at one time in Roseau Upcoming Events Polaris Day at the New York Stock Exchange May 4, 2004 Polaris Open House at dealerships - Spring 2004 50th Anniversary Celebration in Roseau, MN June 18/19, 2004 50th Anniversary Celebration in St. Paul, MN July 24, 2004 - Minnesota State Fairgrounds You All Are Invited! Visit the Polaris website at www.polarisindustries.com for more information

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

POLARIS INDUSTRIES INC. Annual Shareholders Meeting Thursday, April 22, 2004

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Appendix Regulation G Reconciliation Regulation G Reconciliation Regulation G Reconciliation